UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07171

Name of Fund: BlackRock Global SmallCap Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global SmallCap Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 6/30/2016

Date of reporting period: 06/30/2016

Item 1 – Report to Stockholders

JUNE 30, 2016

ANNUAL REPORT

BlackRock EuroFund

BlackRock Global SmallCap Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JUNE 30, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape long term drove investors to high quality assets, pushing already-low global yields to even lower levels.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.84%	3.99%
U.S. small cap equities (Russell 2000® Index)	2.22	(6.73)
International equities (MSCI Europe, Australasia, Far East Index)	(4.42)	(10.16)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.05)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.15	0.19
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	7.95	9.49
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	5.31	6.00
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.35	7.80
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.06	1.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2016	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended June 30, 2016, the Fund underperformed its benchmark, the MSCI Europe Index.

What factors influenced performance?

•

The Fund’s sector allocations were a key detractor from its 12-month results. Specifically, the Fund was hurt by an underweight position in the outperforming consumer staples sector. Stock selection also hindered performance, particularly within health care.

•

Lloyds Banking Group PLC (United Kingdom), Bank of Ireland (Ireland) and Intesa Sanpaolo SpA (Italy) were among the largest individual detractors in the period. Uncertainty about banks’ profitability and capital strength, together with concerns surrounding the surprising result of the United Kingdom’s referendum on its membership in the European Union, weighed on the performance of banking stocks in the past 12 months.

•

The mining company BHP Billiton PLC (United Kingdom) also detracted from performance. The stock was hurt by the bursting of a dam at one of its properties, as well as the general weakness in metals and mining stocks during the first half of the period.

•

The Fund’s lack of a position in Nestle SA (Switzerland) further detracted from returns. As was the case with most defensive stocks, Nestle was boosted by investors’ search for “safe haven” companies with attractive yields.

•

Adidas AG (Germany) was the largest contributor to Fund performance. The stock benefited from the announcement of a new chief executive officer in 2015, along with robust earnings momentum stemming from both increased revenues and cost-cutting initiatives.

•	Positions in the tobacco company Imperial Brands PLC (United Kingdom) and select telecommunications services stocks — such as KPN NV (Netherlands) — performed well for the Fund. These holdings generated particularly strong results in the first half of 2016, when defensive sectors outperformed amid elevated investor uncertainty.

•

The Fund’s position in the integrated energy company Royal Dutch Shell PLC (United Kingdom) experienced some volatility given the fluctuations in oil prices, but the stock nevertheless contributed to relative performance on the strength of its rally in the second half of the period.

•	The industrial stock Assa Abloy AB (Sweden), which benefited from the weaker Swedish krona and its exposure to the U.S. construction market, also finished among the top contributors to performance.

Describe recent portfolio activity.

•

The Fund added to its weighting in the information technology sector, partially as a result of its participation in two initial public offerings — WorldPay Group PLC (United Kingdom) and Scout24 AG (Germany) — in the first half of the period.

•

Conversely, the Fund moved to an underweight in financials. The most notable reduction occurred in the banking sector, where the Fund sold its positions in Nordea Bank AB (Denmark) and Banco Santander SA (Spain) due to the uncertainty in the sector.

•

Toward the end of the period, the Fund reduced its exposure to cyclical (economically sensitive) stocks across a number of sectors in response to a potential slowdown in global growth. In turn, the Fund rotated the proceeds to more defensive sectors such as consumer staples and utilities.

Describe portfolio positioning at period end.

•

The Fund was overweight in the telecommunications services, information technology, energy and industrials sectors, and it was underweight in consumer discretionary, materials, health care, financials, consumer staples and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	JUNE 30, 2016

BlackRock EuroFund

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Royal Dutch Shell PLC, Class B	6%
Anheuser-Busch InBev SA	4
AstraZeneca PLC	4
British American Tobacco PLC	4
Vodafone Group PLC	3
Novo Nordisk A/S, Class B	3
Vinci SA	3
Shire PLC	3
Zurich Insurance Group AG	3
BT Group PLC	2

Geographic Allocation	Percent of Net Assets

United Kingdom	32%
France	10
Netherlands	10
Germany	9
Sweden	8
Denmark	8
Ireland	6
Italy	6
Belgium	5
Switzerland	3
Finland	2
Other Assets Less Liabilities	1

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies in Western European countries, but may also invest in emerging markets in Eastern European countries.

[3]	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

ANNUAL REPORT	JUNE 30, 2016	5

Fund Summary as of June 30, 2016	BlackRock EuroFund

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.15)%	(13.22)%	N/A	1.15%	N/A	1.19%	N/A
Investor A	(7.22)	(13.41)	(17.96)%	0.95	(0.13)%	0.99	0.45%
Investor C	(7.56)	(14.08)	(14.93)	0.11	0.11	0.15	0.15
Class R	(7.48)	(13.82)	N/A	0.40	N/A	0.44	N/A
MSCI Europe Index	(5.13)	(11.22)	N/A	1.02	N/A	1.52	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$928.50	$5.27	$1,000.00	$1,019.39	$5.52	1.10%
Investor A	$1,000.00	$927.80	$6.47	$1,000.00	$1,018.15	$6.77	1.35%
Investor C	$1,000.00	$924.40	$10.24	$1,000.00	$1,014.22	$10.72	2.14%
Class R	$1,000.00	$925.20	$8.42	$1,000.00	$1,016.11	$8.82	1.76%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

6	ANNUAL REPORT	JUNE 30, 2016

Fund Summary as of June 30, 2016	BlackRock Global SmallCap Fund, Inc.

Investment Objective

BlackRock Global SmallCap Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States.

Portfolio Management Commentary

How did the Fund perform?

•

During the 12-month period ended June 30, 2016, the Fund underperformed its benchmark, the MSCI All Country World Small Cap Index, as well as the broad-market MSCI World Index. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

The bulk of the Fund’s underperformance occurred in the first six weeks of 2016, when its tilt toward growth stocks — particularly those in the information technology and financials sectors — detracted from performance. Stock selection in the consumer staples sector, most notably in the food products industry, was the most significant detractor from returns for the full period. Stock selection in financials also weighed on relative returns, especially within the real estate management and development industry. Selection in the consumer discretionary sector further hindered performance, mostly due to specific holdings in the leisure products industry.

•

Stock selection in the health care sector, particularly in the health care providers and services industry, made the largest contribution to performance. Selection in the telecommunication services and materials sectors also aided results.

Describe recent portfolio activity.

•

The Fund’s weightings in the energy, consumer staples, utilities and information technology sectors increased during the period, while its allocations to the financials, consumer discretionary, materials, industrials and telecommunications services sectors declined.

•	On a geographic basis, the Fund reduced its allocations to Europe and Japan in favor of opportunities in the United States and emerging markets.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Small Cap Index, the Fund ended the period with overweight positions in the health care, energy, information technology and materials sectors. Conversely, it was underweight in the financials, consumer discretionary, industrials, consumer staples, utilities and telecommunications services sectors.

•

From a geographic perspective, the Fund’s largest overweights were in Canada, the United States and the United Kingdom. Its most significant underweights were in Japan, Europe (ex-U.K.), Asia-Pacific (ex-Japan) and the emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Cable One, Inc .	1%
CyrusOne, Inc .	1
Tanger Factory Outlet Centers, Inc .	1
Orocobre Ltd .	1
NuVasive, Inc .	1
Continental Gold, Inc .	1
Yelp, Inc .	1
Painted Pony Petroleum Ltd .	1
Owens & Minor, Inc .	1
VWR Corp .	1

Geographic Allocation	Percent of Net Assets

United States	67%
Canada	9
United Kingdom	6
Japan	4
India	3
France	3
Australia	2
Brazil	2
Hong Kong	2
Luxembourg	2
Indonesia	1
Sweden	1
Argentina	1
Other [1]	8
Liabilities in excess of other assets	(11)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

ANNUAL REPORT	JUNE 30, 2016	7

BlackRock Global SmallCap Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers located in various foreign countries and in the United States.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[4]	A free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

Performance Summary for the Period Ended June 30, 2016

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.00)%	(10.94)%	N/A	5.16%	N/A	6.00%	N/A
Investor A	(1.18)	(11.21)	(15.88)%	4.81	3.69%	5.67	5.11%
Investor B	(1.59)	(12.06)	(15.80)	3.85	3.55	4.93	4.93
Investor C	(1.57)	(11.93)	(12.76)	3.97	3.97	4.81	4.81
Class R	(1.32)	(11.54)	N/A	4.42	N/A	5.26	N/A
MSCI World Index	0.66	(2.78)	N/A	6.63	N/A	4.43	N/A
MSCI All Country World Small Cap Index	2.22	(4.72)	N/A	5.83	N/A	6.00	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$990.00	$5.29	$1,000.00	$1,019.54	$5.37	1.07%
Investor A	$1,000.00	$988.20	$7.12	$1,000.00	$1,017.70	$7.22	1.44%
Investor B	$1,000.00	$984.10	$11.35	$1,000.00	$1,013.43	$11.51	2.30%
Investor C	$1,000.00	$984.30	$11.05	$1,000.00	$1,013.72	$11.22	2.24%
Class R	$1,000.00	$986.80	$8.84	$1,000.00	$1,015.96	$8.97	1.79%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	ANNUAL REPORT	JUNE 30, 2016

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (available only in BlackRock Global SmallCap Fund, Inc.) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.) These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has voluntarily waived a portion of the Funds’ expenses. Without such waiver, the Funds’ performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers.

ANNUAL REPORT	JUNE 30, 2016	9

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the Investment Adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments June 30, 2016	BlackRock EuroFund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 5.3%
Anheuser-Busch InBev SA	101,256	$13,389,720
KBC Groep NV (a)	108,312	5,326,879

		18,716,599
Denmark — 7.4%
Carlsberg A/S, Class B	81,358	7,762,200
Danske Bank A/S	153,723	4,046,047
DONG Energy A/S (a)(b)	46,506	1,667,484
Novo Nordisk A/S, Class B	192,789	10,382,243
Pandora A/S	17,843	2,430,205

		26,288,179
Finland — 2.1%
Nokia OYJ	699,648	3,984,803
Wartsila OYJ	87,659	3,576,599

		7,561,402
France — 9.9%
Cap Gemini SA	13,433	1,159,170
Kering	14,940	2,405,071
Renault SA	97,686	7,375,046
Safran SA	71,425	4,809,885
Schneider Electric SE	44,077	2,571,481
Unibail-Rodamco SE	28,398	7,346,387
Vinci SA	135,175	9,538,868

		35,205,908
Germany — 9.4%
adidas AG	49,775	7,145,161
Deutsche Telekom AG, Registered Shares	426,017	7,264,552
Deutsche Wohnen AG, Bearer Shares	84,420	2,874,336
Fresenius Medical Care AG & Co. KGaA	72,652	6,328,455
Fresenius SE & Co. KGaA	63,525	4,667,656
SAP SE	40,541	3,044,837
Scout24 AG (a)(b)	54,098	2,010,856

		33,335,853
Ireland — 5.7%
Bank of Ireland (a)	20,728,530	4,273,173
CRH PLC	176,752	5,183,003
Paddy Power Betfair PLC	13,484	1,417,118
Shire PLC	154,089	9,523,076

		20,396,370
Italy — 6.4%
Atlantia SpA	328,044	8,196,156
Banca Popolare di Milano Scarl	2,107,859	866,490
Intesa Sanpaolo SpA	1,730,422	3,295,952
Luxottica Group SpA	86,636	4,222,434
Tenaris SA	439,265	6,348,743

		22,929,775
Netherlands — 10.0%
ASML Holding NV	58,110	5,720,239
Koninklijke KPN NV	2,248,459	8,014,484
Royal Dutch Shell PLC, Class B	789,341	21,808,365
Steinhoff International Holdings NV	15,659	89,634

		35,632,722

Common Stocks	Shares	Value
Sweden — 7.5%
Assa Abloy AB, Class B	304,603	$6,266,547
Hennes & Mauritz AB, Class B	91,636	2,696,005
Hexagon AB, Class B	178,184	6,520,814
Lundin Petroleum AB (a)	173,954	3,169,983
Sandvik AB	398,197	3,986,720
Volvo AB, Class B	402,906	4,002,592

		26,642,661
Switzerland — 3.0%
Sika AG, Bearer Shares	391	1,639,486
Zurich Insurance Group AG (a)	36,534	9,037,879

		10,677,365
United Kingdom — 31.8%
Associated British Foods PLC	116,332	4,238,943
AstraZeneca PLC	221,911	13,266,607
Auto Trader Group PLC (b)	666,723	3,151,785
BHP Billiton PLC	315,526	3,993,589
British American Tobacco PLC	196,342	12,728,657
BT Group PLC	1,591,500	8,747,832
Hargreaves Lansdown PLC	230,439	3,843,957
Imperial Brands PLC	160,517	8,705,272
Lloyds Banking Group PLC	9,172,733	6,643,709
London Stock Exchange Group PLC	200,580	6,815,394
Merlin Entertainments PLC (b)	870,861	5,128,479
Prudential PLC	224,238	3,805,072
Randgold Resources Ltd.	48,936	5,491,469
Reckitt Benckiser Group PLC	2,137	214,280
RELX NV	185,834	3,215,044
Rio Tinto PLC	91,820	2,852,527
Tesco PLC (a)	1,400,521	3,289,254
Vodafone Group PLC	3,849,874	11,737,715
Worldpay Group PLC (a)(b)	1,381,133	5,026,901

		112,896,486
Total Long-Term Investments (Cost — $347,837,406) — 98.5%		350,283,320

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)(d)	916,097	$916,097
Total Short-Term Securities (Cost — $916,097) — 0.3%		916,097
Total Investments (Cost — $348,753,503) — 98.8%		351,199,417
Other Assets Less Liabilities —1.2%		4,320,443

Net Assets —100.0%		$355,519,860

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipt

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	11

Schedule of Investments (concluded)	BlackRock EuroFund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	During the year ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at June 30, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,077,341	(1,161,244)	916,097	$916,097	$2,109
BlackRock Liquidity Series, LLC, Money Market Series[1]	—	—	—	—	1,401	[2]
Total				$916,097	$3,510

1   No longer held by the Fund as of period end.

[2] Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Belgium	—	$18,716,599	—	$18,716,599
Denmark	$1,667,484	24,620,695	—	26,288,179
Finland	—	7,561,402	—	7,561,402
France	—	35,205,908	—	35,205,908
Germany	—	33,335,853	—	33,335,853
Ireland	—	20,396,370	—	20,396,370
Italy	—	22,929,775	—	22,929,775
Netherlands	—	35,632,722	—	35,632,722
Sweden	—	26,642,661	—	26,642,661
Switzerland	—	10,677,365	—	10,677,365
United Kingdom	—	112,896,486	—	112,896,486
Short-Term Securities	916,097	—	—	916,097

Total	$2,583,581	$348,615,836	—	$351,199,417

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign bank overdraft of $1,976 is categorized as Level 2 within the disclosure hierarchy.

During the year ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

12	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments June 30, 2016	BlackRock Global SmallCap Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.1%
Arcos Dorados Holdings, Inc., Class A (a)	1,045,152	$4,985,375
Grupo Supervielle SA, ADR (a)	353,382	4,519,756

		9,505,131
Australia — 2.3%
Orocobre Ltd. (a)(b)	3,427,840	12,310,860
OZ Minerals, Ltd.	1,629,390	6,992,412
Parnell Pharmaceuticals Holdings Ltd. (a)(b)	572,696	933,495

		20,236,767
Austria — 1.0%
Schoeller-Bleckmann Oilfield Equipment AG	143,700	8,693,577
Belgium — 0.7%
Nyrstar NV (a)	202,118	1,902,067
Ontex Group NV	129,580	4,085,512

		5,987,579
Brazil — 1.8%
Cia de Saneamento Basico do Estado de Sao Paulo — ADR	801,000	7,176,960
Companhia Hering SA	1,190,131	5,498,099
Totvs SA	411,364	3,910,923

		16,585,982
Canada — 8.7%
Africa Oil Corp. (a)(b)	5,412,600	7,876,224
Canadian Western Bank	166,000	3,167,228
Continental Gold, Inc. (a)(b)	4,062,083	11,413,260
Diagnocure, Inc. (c)	3,952,880	45,894
Dollarama, Inc.	78,600	5,487,612
Element Financial Corp.	414,300	4,393,289
Entertainment One Ltd.	1,678,600	3,854,746
Kinross Gold Corp. (a)	1,112,800	5,460,855
Lithium Americas Corp. (a)(b)	2,628,800	2,217,882
Lundin Mining Corp. (a)	1,361,250	4,593,870
Methanex Corp.	222,100	6,463,110
Mogo Finance Technology, Inc. (a)	478,996	741,509
Painted Pony Petroleum Ltd. (a)	1,798,838	10,553,963
Torex Gold Resources, Inc. (a)	5,411,700	9,676,092
Trevali Mining Corp. (a)(b)	1,505,623	652,617
Trevali Mining Corp.	4,848,800	2,101,728

		78,699,879
China — 0.4%
Colour Life Services Group Co. Ltd. (b)	4,096,000	2,846,415
Fu Shou Yuan International Group, Ltd.	590,000	417,869

		3,264,284
Denmark — 0.4%
ALK-Abello A/S	22,841	4,004,614
Finland — 0.1%
Ferratum OYJ (b)	54,390	1,116,335
France — 2.9%
Elior SCA (d)	306,320	6,646,877
Elis SA	447,477	7,836,151
UbiSoft Entertainment SA (a)	153,100	5,577,574
Virbac SA (a)	31,311	5,653,375

		25,713,977
Georgia — 0.6%
BGEO Group PLC	150,600	5,274,315

Common Stocks	Shares	Value
Germany — 0.9%
Aixtron SE (a)(b)	747,400	$4,557,307
Rheinmetall AG	55,100	3,277,277

		7,834,584
Hong Kong — 1.7%
Chow Sang Sang Holdings International Ltd. (b)	1,146,000	2,030,622
Clear Media Ltd.	2,105,000	1,839,888
EVA Precision Industrial Holdings Ltd.	16,904,000	1,629,585
Lee & Man Paper Manufacturing Ltd.	2,895,000	2,162,783
Melco International Development Ltd. (b)	3,500,000	3,282,996
PAX Global Technology, Ltd. (b)	4,909,000	4,321,267

		15,267,141
India — 3.0%
Container Corp. of India	161,650	3,433,467
Indiabulls Real Estate Ltd. (a)	638,200	886,235
Jubilant Foodworks, Ltd.	302,400	5,107,628
MakeMyTrip Ltd. (a)	292,200	4,342,092
Oberoi Realty Ltd.	1,382,200	5,574,683
Yes Bank Ltd.	226,800	3,736,842
Zee Entertainment Enterprises Ltd.	603,700	4,097,786

		27,178,733
Indonesia — 1.4%
Bank Tabungan Negara Persero Tbk PT	68,319,500	8,918,943
Tower Bersama Infrastructure Tbk PT	7,730,076	3,874,966

		12,793,909
Ireland — 1.0%
Greencore Group PLC	654,900	2,695,144
Ryanair Holdings PLC — ADR	84,181	5,853,947

		8,549,091
Italy — 0.7%
Beni Stabili SpA SIIQ	10,230,040	6,332,436
Japan — 3.5%
Asics Corp.	78,750	1,330,473
Don Quijote Holdings Co. Ltd.	89,900	3,340,928
Horiba Ltd.	94,700	4,166,686
JGC Corp.	449,000	6,427,707
METAWATER Co., Ltd. (b)	129,600	3,521,288
NGK Insulators Ltd.	214,400	4,334,580
NOK Corp.	65,600	1,115,570
Pioneer Corp. (a)(b)	1,744,700	3,063,102
Rohm Co. Ltd.	115,800	4,570,634

		31,870,968
Luxembourg — 1.5%
Eurofins Scientific SE	6,175	2,287,667
Grand City Properties SA	320,243	6,589,877
Stabilus SA (a)	104,686	4,981,757

		13,859,301
Mexico — 0.1%
Corp. Inmobiliaria Vesta SAB de CV	692,260	1,070,051
Netherlands — 0.5%
Intertrust NV (a)(d)	189,700	4,233,624
Norway — 0.3%
Storebrand ASA (a)	676,200	2,565,114
Panama — 0.1%
Copa Holdings SA, Class A	22,600	1,181,076

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments (continued)	BlackRock Global SmallCap Fund, Inc.

Common Stocks	Shares	Value
Poland — 0.2%
Alior Bank SA (a)(b)	160,144	$2,126,675
Russia — 0.4%
Globaltrans Investment PLC — GDR	943,200	3,697,344
Singapore — 0.1%
Yanlord Land Group, Ltd.	1,207,500	1,019,587
Sweden — 1.1%
Hoist Finance AB (b)(d)	527,417	4,657,920
SSAB AB, A Shares (a)(b)	1,125,430	2,620,938
SSAB AB, B Shares (a)(b)	1,264,900	2,377,098

		9,655,956
Switzerland — 0.8%
Aryzta AG	75,322	2,783,590
EFG International AG	503,300	1,907,025
Leonteq AG (b)	49,500	2,747,122

		7,437,737
Taiwan — 0.3%
Mercuries Life Insurance Co. Ltd.	6,123,000	2,747,003
United Kingdom — 5.6%
Arrow Global Group PLC	1,612,100	4,276,119
Ashmore Group PLC (b)	1,114,555	4,437,787
Atlas Mara Co-Nvest Ltd. (a)	733,725	2,861,527
Balfour Beatty PLC (a)	632,500	1,818,017
Drax Group PLC (b)	927,600	4,025,941
Exova Group PLC	1,986,919	4,746,306
Filtrona PLC	252,700	1,733,772
Hunting PLC	88,000	566,011
IMI PLC	214,500	2,779,768
Intertek Group PLC	123,300	5,744,949
Michael Page International PLC	373,100	1,481,432
Nomad Foods Ltd. (a)	407,046	3,248,227
Poundland Group PLC	1,251,824	3,441,302
Rentokil Initial PLC	1,890,200	4,881,268
UNITE Group PLC	29,671	245,453
Virgin Money Holdings UK PLC	1,130,687	3,793,332

		50,081,211
United States — 56.2%
Albemarle Corp.	88,500	7,018,934
Allison Transmission Holdings, Inc.	155,500	4,389,765
ARRIS International PLC (a)	168,785	3,537,734
Blackhawk Network Holdings, Inc. (a)	180,516	6,045,481
Bob Evans Farms, Inc.	141,405	5,366,320
Boot Barn Holdings, Inc. (a)(b)	103,200	889,584
Bottomline Technologies, Inc. (a)	285,782	6,152,886
Burlington Stores, Inc. (a)	68,873	4,594,518
Cable One, Inc.	26,039	13,316,605
CARBO Ceramics, Inc.	328,081	4,297,861
Chart Industries, Inc. (a)	200,289	4,832,974
Ciena Corp. (a)(b)	398,700	7,475,625
ComScore, Inc. (a)	105,500	2,519,340
Cypress Semiconductor Corp.	28,000	295,400
CyrusOne, Inc.	231,097	12,862,859
Deckers Outdoor Corp. (a)(b)	50,834	2,923,972
DSP Group, Inc. (a)	257,678	2,733,964
DSW, Inc., Class A	75,297	1,594,790
DXP Enterprises, Inc. (a)(b)	111,528	1,665,113
Endologix, Inc. (a)(b)	605,354	7,542,711
Energen Corp.	200,300	9,656,463

Common Stocks	Shares	Value
Essent Group Ltd. (a)	235,900	$5,144,979
FirstMerit Corp.	260,278	5,275,835
Five Below, Inc. (a)(b)	112,200	5,207,202
Flowers Foods, Inc.	161,860	3,034,875
G-III Apparel Group Ltd. (a)	121,900	5,573,268
Generac Holdings, Inc. (a)(b)	132,100	4,618,216
Genesee & Wyoming, Inc., Class A (a)(b)	73,300	4,321,035
GNC Holdings, Inc., Class A	207,600	5,042,604
Hain Celestial Group, Inc. (a)	98,100	4,880,475
Halyard Health, Inc. (a)	257,944	8,388,339
Haynes International, Inc.	161,000	5,164,880
Iberiabank Corp.	67,500	4,031,775
IDEX Corp.	94,250	7,737,925
Insulet Corp. (a)	288,950	8,737,848
Insys Therapeutics, Inc. (a)(b)	209,041	2,704,991
Integrated Device Technology, Inc. (a)	288,098	5,799,413
Invacare Corp.	417,782	5,067,696
Itron, Inc. (a)	124,000	5,344,400
Jack Henry & Associates, Inc.	33,300	2,906,091
Joy Global, Inc.	93,600	1,978,704
KBR, Inc.	436,400	5,777,936
Keysight Technologies, Inc. (a)	9,214	268,035
KLX, Inc. (a)	229,200	7,105,200
LKQ Corp. (a)	220,485	6,989,374
ManpowerGroup, Inc.	22,700	1,460,518
Marcus & Millichap, Inc. (a)	312,807	7,948,426
MDU Resources Group, Inc.	236,920	5,686,080
Mentor Graphics Corp.	262,600	5,582,876
Merit Medical Systems, Inc. (a)	457,038	9,063,063
MSC Industrial Direct Co., Inc., Class A	87,600	6,181,056
Murphy USA, Inc. (a)	67,700	5,020,632
National Instruments Corp.	118,584	3,249,202
Netscout Systems, Inc. (a)(b)	298,300	6,637,175
Nordson Corp.	76,200	6,371,082
NuVasive, Inc. (a)	199,941	11,940,476
OPKO Health, Inc. (a)(b)	593,671	5,544,887
Opus Bank	166,600	5,631,080
OSI Systems, Inc. (a)	75,800	4,406,254
Owens & Minor, Inc.	268,578	10,039,446
Pacific Biosciences of California, Inc. (a)(b)	803,568	5,653,101
Party City Holdco, Inc. (a)(b)	194,315	2,702,922
Pebblebrook Hotel Trust (b)	297,425	7,807,406
Performance Sports Group Ltd. (a)(b)	596,580	1,789,740
Pfenex, Inc. (a)	713,089	5,968,555
Pinnacle Foods, Inc.	80,109	3,708,246
Prestige Brands Holdings, Inc. (a)	95,951	5,315,685
PTC, Inc. (a)	212,500	7,985,750
Qorvo, Inc. (a)(b)	99,400	5,492,844
Quotient Ltd. (a)	698,451	5,412,995
Rackspace Hosting, Inc. (a)	148,400	3,095,624
Rambus, Inc. (a)(b)	321,700	3,886,136
Silver Bay Realty Trust Corp.	496,672	8,458,324
SiteOne Landscape Supply, Inc. (a)	120,161	4,084,272
Smart & Final Stores, Inc. (a)	307,600	4,580,164
South Jersey Industries, Inc.	200,300	6,333,486
Superior Energy Services, Inc.	370,600	6,822,746
Supervalu, Inc. (a)	1,472,481	6,950,110
Tableau Software, Inc., Class A (a)	39,400	1,927,448
Tanger Factory Outlet Centers, Inc. (b)	313,143	12,582,086
Teleflex, Inc.	53,541	9,493,355
TreeHouse Foods, Inc. (a)(b)	52,400	5,378,860
Triumph Group, Inc.	152,200	5,403,100

See Notes to Financial Statements.

14	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Global SmallCap Fund, Inc.

Common Stocks	Shares	Value
United States (continued)
U.S. Silica Holdings, Inc.	140,300	$4,836,141
Ultimate Software Group, Inc. (a)(b)	27,900	5,867,091
Urban Outfitters, Inc. (a)(b)	63,339	1,741,822
Verint Systems, Inc. (a)	228,264	7,562,386
VWR Corp. (a)(b)	345,482	9,984,430
Whiting Petroleum Corp. (a)(b)	465,700	4,312,382
Yelp, Inc. (a)(b)	361,539	10,976,324
Zynga, Inc., Class A (a)	1,781,100	4,434,939

		506,124,718
Total Common Stocks — 99.4%		894,708,699

Warrants — 0.0%
United Kingdom — 0.0%
Atlas Mara Co-Nvest Ltd. (a)	549,800	10,996
Total Long-Term Investments (Cost — $841,175,503) — 99.4%		894,719,695

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (e)(f)	4,449,500	$4,449,500

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (e)(f)(g)	$94,140	94,140,099
Total Short-Term Securities (Cost — $98,589,599) — 11.0%		98,589,599
Total Investments (Cost — $939,765,102) — 110.4%		993,309,294
Liabilities in Excess of Other Assets — (10.4)%		(93,429,985)

Net Assets — 100.0%		$899,879,309

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended June 30, 2016, investments in issuers that are affiliated persons and/or related parties of the Fund, as applicable, were as follows:

Affiliate	Shares Held at June 30, 2015	Shares Purchased	Shares Sold	Shares Held at June 30, 2016	Value at June 30, 2016	Income	Realized Loss
Diagnocure, Inc.	4,745,180	—	(792,300)	3,952,880	$45,894	$426,824	$(3,350,101)

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	During the year ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at June 30, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	122,722	4,326,778	4,449,500	$4,449,500	$18,548
BlackRock Liquidity Series, LLC, Money Market Series	$33,012,761	$61,127,338	$94,140,099	94,140,099	1,258,814	[1]
Total				$98,589,599	$1,277,362

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments (continued)	BlackRock Global SmallCap Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$9,505,131	—	—	$9,505,131
Australia	933,495	$19,303,272	—	20,236,767
Austria	—	8,693,577	—	8,693,577
Belgium	1,902,067	4,085,512	—	5,987,579
Brazil	16,585,982	—	—	16,585,982
Canada	76,552,257	2,147,622	—	78,699,879
China	—	3,264,284	—	3,264,284
Denmark	—	4,004,614	—	4,004,614
Finland	—	1,116,335	—	1,116,335
France	7,836,151	17,877,826	—	25,713,977
Georgia	—	5,274,315	—	5,274,315
Germany	—	7,834,584	—	7,834,584
Hong Kong	—	15,267,141	—	15,267,141
India	4,342,092	22,836,641	—	27,178,733
Indonesia	—	12,793,909	—	12,793,909
Ireland	5,853,947	2,695,144	—	8,549,091
Italy	—	6,332,436	—	6,332,436
Japan	—	31,870,968	—	31,870,968
Luxembourg	—	13,859,301	—	13,859,301
Mexico	1,070,051	—	—	1,070,051
Netherlands	—	4,233,624	—	4,233,624
Norway	—	2,565,114	—	2,565,114
Panama	1,181,076	—	—	1,181,076
Poland	2,126,675	—	—	2,126,675
Russia	3,697,344	—	—	3,697,344
Singapore	—	1,019,587	—	1,019,587
Sweden	2,377,098	7,278,858	—	9,655,956
Switzerland	1,907,025	5,530,712	—	7,437,737
Taiwan	—	2,747,003	—	2,747,003
United Kingdom	11,941,932	38,139,279	—	50,081,211
United States	506,124,718	—	—	506,124,718
Warrants	—	10,996	—	10,996
Short-Term Securities	4,449,500	94,140,099	—	98,589,599

Total	$658,386,541	$334,922,753	—	$993,309,294

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$89,964	—	—	$89,964
Liabilities:
Collateral on securities loaned at value	—	$(94,140,099)	—	(94,140,099)

Total	$89,964	$(94,140,099)	—	$(94,050,135)

See Notes to Financial Statements.

16	ANNUAL REPORT	JUNE 30, 2016

Schedule of Investments (concluded)	BlackRock Global SmallCap Fund, Inc.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Leve1[1]	Transfers Out of Level 1[2]	Transfers Into Level 2[2]	Transfers Out of Level 2[1]
Assets:
Investments:
Common Stocks:
Australia	—	$(5,437,844)	$5,437,844	—
Canada	—	(436,906)	436,906	—
Denmark	—	(3,010,948)	3,010,948	—
Indonesia	—	(5,180,029)	5,180,029	—
Russia	$2,871,361			$(2,871,361)
United Kingdom	—	(10,347,587)	10,347,587	—

Total	$2,871,361	$(24,413,314)	$24,413,314	$(2,871,361)

[1] Systematic Fair Value Prices were not utilized at period end for these investments.
[2] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	17

Statements of Assets and Liabilities

June 30, 2016	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Assets
Investments at value —– unaffiliated[1,2]	$350,283,320	$894,673,801
Investments at value — affiliated[3]	916,097	98,635,493
Foreign currency at value[4]	—	89,964
Receivables:
Capital shares sold	179,935	807,769
Dividends — unaffiliated	1,071,265	1,130,384
Dividends — affiliated	260	55
Investments sold	9,576,032	10,151,894
Securities lending income — affiliated	25	133,474
Prepaid expenses	26,856	44,395

Total assets	362,053,790	1,005,667,229

Liabilities
Collateral on securities loaned at value	—	94,140,099
Foreign bank overdraft[4]	1,976	—
Payables:
Capital shares redeemed	558,646	2,543,045
Service and distribution fees	49,631	296,062
Other affiliates	2,391	5,270
Investment advisory fees	224,464	639,414
Investments purchased	5,403,692	7,507,784
Officer’s and Directors’ fees	5,693	7,849
Other accrued expenses	287,437	648,397

Total liabilities	6,533,930	105,787,920

Net Assets	$355,519,860	$899,879,309

Net Assets Consist of
Paid-in capital	$492,522,140	$892,033,806
Undistributed (distributions in excess of) net investment income	6,552,393	(11,260,496)
Accumulated net realized loss	(145,938,905)	(34,421,459)
Net unrealized appreciation (depreciation)	2,384,232	53,527,458

Net Assets	$355,519,860	$899,879,309

[1] Investments at cost — unaffiliated	$347,837,406	$831,086,471
[2] Securities loaned at value	—	$91,704,552
[3] Investments at cost — affiliated	$916,097	$108,678,631
[4] Foreign currency at cost	$(1,976)	$89,964

See Notes to Financial Statements.

18	ANNUAL REPORT	JUNE 30, 2016

Statements of Assets and Liabilities (concluded)

June 30, 2016	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Net Asset Value
Institutional
Net assets	$162,626,999	$250,040,826

Shares outstanding	12,278,333	11,441,516

Net asset value	$13.25	$21.85

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 million

Investor A
Net assets	$178,374,083	$382,069,076

Shares outstanding	13,739,916	18,195,163

Net asset value	$12.98	$21.00

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 million

Investor B
Net assets	—	$883,902

Shares outstanding	—	45,968

Net asset value	—	$19.23

Par value	—	$0.10

Shares authorized	—	100 million

Investor C
Net assets	$13,659,461	$245,794,823

Shares outstanding	1,489,855	13,542,396

Net asset value	$9.17	$18.15

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 million

Class R
Net assets	$859,317	$21,090,682

Shares outstanding	86,860	1,082,761

Net asset value	$9.89	$19.48

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 million

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	19

Statements of Operations

Year Ended June 30, 2016	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Investment Income
Dividends — unaffiliated	$12,425,832	$10,133,633
Securities lending — affiliated — net	1,401	1,258,814
Dividends — affiliated	2,109	445,372
Foreign taxes withheld	(765,331)	(270,073)

Total income	11,664,011	11,567,746

Expenses
Investment advisory	3,163,065	8,053,914
Service and distribution — class specific	717,541	3,873,879
Transfer agent — class specific	661,761	2,012,960
Accounting services	152,532	282,802
Custodian	137,182	230,837
Professional	130,956	160,711
Registration	83,600	106,903
Printing	43,083	64,770
Officer and Directors	30,247	37,771
Miscellaneous	29,917	45,430

Total expenses	5,149,884	14,869,977
Less fees waived by the Manager	(571)	(4,316)

Total expenses after fees waived	5,149,313	14,865,661

Net investment income (loss)	6,514,698	(3,297,915)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(40,396,962)	(9,714,467)
Investments — affiliated	—	(3,350,101)
Foreign currency transactions	(166,523)	(130,812)

	(40,563,485)	(13,195,380)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(27,786,194)	(104,528,114)
Investments — affiliated	—	2,970,047
Foreign currency translations	(48,277)	(5,738)

	(27,834,471)	(101,563,805)

Net realized and unrealized loss	(68,397,956)	(114,759,185)

Net Decrease in Net Assets Resulting from Operations	$(61,883,258)	$(118,057,100)

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE 30, 2016

Statements of Changes in Net Assets	BlackRock EuroFund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$6,514,698	$8,228,877
Net realized loss	(40,563,485)	(14,384,504)
Net change in unrealized appreciation (depreciation)	(27,834,471)	(17,741,375)

Net decrease in net assets resulting from operations	(61,883,258)	(23,897,002)

Distributions to Shareholders[1]
From net investment income:
Institutional	(2,952,513)	(7,567,115)
Investor A	(3,544,726)	(4,208,952)
Investor C	(227,669)	(487,187)
Class R	(17,596)	(29,498)

Decrease in net assets resulting from distributions to shareholders	(6,742,504)	(12,292,752)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(75,135,823)	128,896,263

Net Assets
Total increase (decrease) in net assets	(143,761,585)	92,706,509
Beginning of year	499,281,445	406,574,936

End of year	$355,519,860	$499,281,445

Undistributed net investment income, end of year	$6,552,393	$6,741,817

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	21

Statements of Changes in Net Assets	BlackRock Global SmallCap Fund, Inc.

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment loss	$(3,297,915)	$(2,017,274)
Net realized gain (loss)	(13,195,380)	116,689,720
Net change in unrealized appreciation (depreciation)	(101,563,805)	(157,259,253)

Net decrease in net assets resulting from operations	(118,057,100)	(42,586,807)

Distributions to Shareholders[1]
From net investment income:
Institutional	—	(1,114,270)
Investor A	—	(1,069,605)
Class R	—	(4,597)
From net realized gain:
Institutional	(10,362,846)	(39,378,923)
Investor A	(20,728,613)	(65,151,603)
Investor B	(69,998)	(458,909)
Investor C	(15,477,586)	(48,850,849)
Class R	(1,196,436)	(4,023,638)

Decrease in net assets resulting from distributions to shareholders	(47,835,479)	(160,052,394)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(20,636,169)	60,558,897

Net Assets
Total decrease in net assets	(186,528,748)	(142,080,304)
Beginning of year	1,086,408,057	1,228,488,361

End of year	$899,879,309	$1,086,408,057

Distributions in excess of net investment income, end of year	$(11,260,496)	$(10,525,184)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights	BlackRock EuroFund

	Institutional
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.51	$16.68	$13.62	$11.29	$13.97

Net investment income[1]	0.25	0.28	0.61	0.27	0.16
Net realized and unrealized gain (loss)	(2.28)	(1.00)	2.65	2.22	(2.43)

Net increase (decrease) from investment operations	(2.03)	(0.72)	3.26	2.49	(2.27)

Distributions from net investment income[2]	(0.23)	(0.45)	(0.20)	(0.16)	(0.41)

Net asset value, end of year	$13.25	$15.51	$16.68	$13.62	$11.29

Total Return[3]
Based on net asset value	(13.22)%	(4.10)%	24.06%	22.10%	(15.99)%

Ratios to Average Net Assets
Total expenses	1.07%	1.00%	1.02%	1.07%	1.17%

Total expenses after fees waived	1.07%	1.00%	1.02%	1.07%	1.17%

Net investment income	1.72%	1.81%	3.81%	2.09%	1.40%

Supplemental Data
Net assets, end of year (000)	$162,627	$221,463	$187,718	$88,713	$81,040

Portfolio turnover rate	100%	117%	129%	115%	162%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	23

Financial Highlights (continued)	BlackRock EuroFund

	Investor A
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.23	$16.37	$13.35	$11.08	$13.71

Net investment income[1]	0.20	0.29	0.52	0.20	0.14
Net realized and unrealized gain (loss)	(2.23)	(1.03)	2.65	2.22	(2.39)

Net increase (decrease) from investment operations	(2.03)	(0.74)	3.17	2.42	(2.25)

Distributions from net investment income[2]	(0.22)	(0.40)	(0.15)	(0.15)	(0.38)

Net asset value, end of year	$12.98	$15.23	$16.37	$13.35	$11.08

Total Return[3]
Based on net asset value	(13.41)%	(4.30)%	23.83%	21.89%	(16.18)%

Ratios to Average Net Assets
Total expenses	1.28%	1.22%	1.23%	1.29%	1.33%

Total expenses after fees waived	1.28%	1.22%	1.23%	1.29%	1.33%

Net investment income	1.46%	1.88%	3.30%	1.62%	1.21%

Supplemental Data
Net assets, end of year (000)	$178,374	$258,675	$195,548	$149,426	$176,609

Portfolio turnover rate	100%	117%	129%	115%	162%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (continued)	BlackRock EuroFund

	Investor C
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.82	$11.76	$9.67	$8.05	$10.06

Net investment income[1]	0.07	0.08	0.31	0.09	0.03
Net realized and unrealized gain (loss)	(1.58)	(0.70)	1.88	1.58	(1.75)

Net increase (decrease) from investment operations	(1.51)	(0.62)	2.19	1.67	(1.72)

Distributions from net investment income[2]	(0.14)	(0.32)	(0.10)	(0.05)	(0.29)

Net asset value, end of year	$9.17	$10.82	$11.76	$9.67	$8.05

Total Return[3]
Based on net asset value	(14.08)%	(5.09)%	22.76%	20.83%	(16.88)%

Ratios to Average Net Assets
Total expenses	2.09%	2.05%	2.07%	2.14%	2.22%

Total expenses after fees waived	2.09%	2.05%	2.07%	2.14%	2.22%

Net investment income	0.67%	0.70%	2.72%	0.99%	0.30%

Supplemental Data
Net assets, end of year (000)	$13,659	$18,021	$21,838	$13,982	$13,470

Portfolio turnover rate	100%	117%	129%	115%	162%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	25

Financial Highlights (concluded)	BlackRock EuroFund

	Class R
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.66	$12.58	$10.32	$8.57	$10.72

Net investment income[1]	0.11	0.12	0.33	0.13	0.04
Net realized and unrealized gain (loss)	(1.71)	(0.73)	2.04	1.69	(1.87)

Net increase (decrease) from investment operations	(1.60)	(0.61)	2.37	1.82	(1.83)

Distributions from net investment income[2]	(0.17)	(0.31)	(0.11)	(0.07)	(0.32)

Net asset value, end of year	$9.89	$11.66	$12.58	$10.32	$8.57

Total Return[3]
Based on net asset value	(13.82)%	(4.68)%	23.05%	21.32%	(16.81)%

Ratios to Average Net Assets
Total expenses	1.72%	1.69%	1.79%	1.80%	1.96%

Total expenses after fees waived	1.72%	1.69%	1.79%	1.80%	1.96%

Net investment income	1.08%	1.03%	2.77%	1.34%	0.46%

Supplemental Data
Net assets, end of year (000)	$859	$1,122	$1,471	$1,564	$1,405

Portfolio turnover rate	100%	117%	129%	115%	162%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights	BlackRock Global SmallCap Fund, Inc.

	Institutional
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$25.78	$30.82	$25.94	$21.87	$24.41

Net investment income[1]	0.04	0.08	0.09	0.18	0.07
Net realized and unrealized gain (loss)	(2.87)	(1.17)	8.09	4.58	(2.31)

Net increase (decrease) from investment operations	(2.83)	(1.09)	8.18	4.76	(2.24)

Distributions:[2]
From net investment income	—	(0.11)	(0.24)	(0.69)	(0.30)
From net realized gain	(1.10)	(3.84)	(3.06)	—	—

Total distributions	(1.10)	(3.95)	(3.30)	(0.69)	(0.30)

Net asset value, end of year	$21.85	$25.78	$30.82	$25.94	$21.87

Total Return[3]
Based on net asset value	(10.94)%	(2.45)%	33.28%	22.20%	(9.11)%

Ratios to Average Net Assets
Total expenses	1.07%	1.05%	1.03%	1.02%	1.12%

Total expenses after fees waived	1.07%	1.05%	1.03%	1.02%	1.12%

Net investment income	0.17%	0.29%	0.31%	0.76%	0.30%

Supplemental Data
Net assets, end of year (000)	$250,041	$265,841	$320,705	$244,523	$186,022

Portfolio turnover rate	73%	73%	77%	73%	73%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	27

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor A
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$24.90	$29.95	$25.33	$21.40	$23.91

Net investment income (loss)[1]	(0.04)	(0.00)[2]	(0.00)[2]	0.08	0.02
Net realized and unrealized gain (loss)	(2.76)	(1.15)	7.87	4.49	(2.29)

Net increase (decrease) from investment operations	(2.80)	(1.15)	7.87	4.57	(2.27)

Distributions:[3]
From net investment income	—	(0.06)	(0.19)	(0.64)	(0.24)
From net realized gain	(1.10)	(3.84)	(3.06)	—	—

Total distributions	(1.10)	(3.90)	(3.25)	(0.64)	(0.24)

Net asset value, end of year	$21.00	$24.90	$29.95	$25.33	$21.40

Total Return[4]
Based on net asset value	(11.21)%	(2.74)%	32.81%	21.78%	(9.44)%

Ratios to Average Net Assets
Total expenses	1.42%	1.38%	1.37%	1.40%	1.42%

Total expenses after fees waived	1.42%	1.38%	1.37%	1.40%	1.42%

Net investment income (loss)	(0.20)%	(0.02)%	(0.01)%	0.35%	0.08%

Supplemental Data
Net assets, end of year (000)	$382,069	$474,107	$520,436	$364,036	$326,001

Portfolio turnover rate	73%	73%	77%	73%	73%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor B
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$23.13	$28.19	$24.05	$20.15	$22.45

Net investment loss[1]	(0.24)	(0.24)	(0.25)	(0.16)	(0.19)
Net realized and unrealized gain (loss)	(2.56)	(1.08)	7.48	4.27	(2.11)

Net increase (decrease) from investment operations	(2.80)	(1.32)	7.23	4.11	(2.30)

Distributions:[2]
From net investment income	—	—	(0.03)	(0.21)	—
From net realized gain	(1.10)	(3.74)	(3.06)	—	—

Total distributions	(1.10)	(3.74)	(3.09)	(0.21)	—

Net asset value, end of year	$19.23	$23.13	$28.19	$24.05	$20.15

Total Return[3]
Based on net asset value	(12.06)%	(3.62)%	31.74%	20.55%	(10.25)%

Ratios to Average Net Assets
Total expenses	2.38%	2.28%	2.22%	2.43%	2.39%

Total expenses after fees waived	2.38%	2.28%	2.22%	2.43%	2.39%

Net investment (loss)	(1.21)%	(0.99)%	(0.94)%	(0.74)%	(0.92)%

Supplemental Data
Net assets, end of year (000)	$884	$1,825	$4,467	$7,355	$11,968

Portfolio turnover rate	73%	73%	77%	73%	73%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	29

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor C
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$21.86	$26.92	$23.13	$19.57	$21.83

Net investment loss[1]	(0.19)	(0.19)	(0.21)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	(2.42)	(1.07)	7.15	4.11	(2.08)

Net increase (decrease) from investment operations	(2.61)	(1.26)	6.94	4.01	(2.23)

Distributions:[2]
From net investment income	—	—	(0.09)	(0.45)	(0.03)
From net realized gain	(1.10)	(3.80)	(3.06)	—	—

Total distributions	(1.10)	(3.80)	(3.15)	(0.45)	(0.03)

Net asset value, end of year	$18.15	$21.86	$26.92	$23.13	$19.57

Total Return[3]
Based on net asset value	(11.93)%	(3.53)%	31.79%	20.80%	(10.19)%

Ratios to Average Net Assets
Total expenses	2.22%	2.17%	2.16%	2.21%	2.27%

Total expenses after fees waived	2.22%	2.17%	2.16%	2.21%	2.27%

Net investment (loss)	(1.01)%	(0.81)%	(0.82)%	(0.45)%	(0.78)%

Supplemental Data
Net assets, end of year (000)	$245,795	$318,616	$348,937	$273,018	$251,459

Portfolio turnover rate	73%	73%	77%	73%	73%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

30	ANNUAL REPORT	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock Global SmallCap Fund, Inc.

	Class R
	Year Ended June 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$23.27	$28.30	$24.13	$20.38	$22.72

Net investment loss[1]	(0.11)	(0.10)	(0.10)	(0.01)	(0.08)
Net realized and unrealized gain (loss)	(2.58)	(1.09)	7.47	4.28	(2.14)

Net increase (decrease) from investment operations	(2.69)	(1.19)	7.37	4.27	(2.22)

Distributions:[2]
From net investment income	—	(0.00)[3]	(0.14)	(0.52)	(0.12)
From net realized gain	(1.10)	(3.84)	(3.06)	—	—

Total distributions	(1.10)	(3.84)	(3.20)	(0.52)	(0.12)

Net asset value, end of year	$19.48	$23.27	$28.30	$24.13	$20.38

Total Return[4]
Based on net asset value	(11.54)%	(3.08)%	32.32%	21.28%	(9.76)%

Ratios to Average Net Assets
Total expenses	1.77%	1.73%	1.72%	1.79%	1.83%

Total expenses after fees waived	1.77%	1.73%	1.72%	1.79%	1.83%

Net investment (loss)	(0.56)%	(0.39)%	(0.38)%	(0.04)%	(0.37)%

Supplemental Data
Net assets, end of year (000)	$21,091	$26,019	$33,944	$29,112	$28,861

Portfolio turnover rate	73%	73%	77%	73%	73%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	31

Notes to Financial Statements

1. Organization:

BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc. are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. BlackRock EuroFund is organized as a Massachusetts business trust. BlackRock Global SmallCap Fund, Inc. is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock EuroFund	EuroFund	Diversified
BlackRock Global SmallCap Fund, Inc.	Global SmallCap	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be

32	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

ANNUAL REPORT	JUNE 30, 2016	33

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and

34	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”) if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Global SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$1,540,577	$(1,540,577)	—
BNP Paribas S.A	1,159,094	(1,159,094)	—
Citigroup Global Markets, Inc.	3,773,105	(3,773,105)	—
Credit Suisse Securities (USA) LLC	2,142,635	(2,142,635)	—
Deutsche Bank Securities, Inc.	3,803,052	(3,803,052)	—
Goldman Sachs & Co.	8,822,737	(8,822,737)	—
J.P. Morgan Securities LLC	19,787,802	(19,787,802)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,125,302	(3,125,302)	—
Morgan Stanley & Co. LLC	41,191,343	(41,191,343)	—
Nomura Securities International, Inc.	242,253	(242,253)	—
State Street Bank & Trust Co.	2,650,076	(2,650,076)	—
UBS Securities LLC	3,466,576	(3,466,576)	—

Total	$91,704,552	$(91,704,552)	—

[1]

Collateral with a value of $ 94,140,099 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

ANNUAL REPORT	JUNE 30, 2016	35

Notes to Financial Statements (continued)

For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets based on the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	EuroFund	Global SmallCap
First $1 Billion	0.75%	0.85%
$1 — $3 Billion	0.71%	0.80%
$3 — $5 Billion	0.68%	0.77%
$5 to $10 Billion	0.65%	0.74%
Greater than $10 Billion	0.64%	0.72%

The Manager, with respect to EuroFund entered into a sub-advisory agreements with BlackRock International Limited (“BIL”) an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees

Each Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fees	Service Fees
Investor A	—	0.25%
Investor B1	0.75%	0.25%
Investor C	0.75%	0.25%
Class R	0.25%	0.25%

[1]	For Global SmallCap.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended June 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees
	Investor A	Investor B	Investor C	Class R	Total
EuroFund	$549,417	—	$162,717	$5,407	$717,541
Global SmallCap	$1,037,493	$12,653	$2,712,078	$111,655	$3,873,879

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A
EuroFund	—	$5
Global SmallCap	$99	—

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the year ended

36	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

June 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
EuroFund	$2,720	$5,183	—	$729	—	$8,632
Global SmallCap	$981	$2,638	$179	$4,336	$222	$8,356

For the year ended June 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
EuroFund	$323,707	$302,189	—	$32,322	$3,543	$661,761
Global SmallCap	$304,100	$903,512	$5,431	$727,441	$72,476	$2,012,960

Other Fees

For the year ended June 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
EuroFund	$4,962
Global SmallCap	$47,101

For the year ended June 30, 2016, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
EuroFund	$5,334	—	$2,922
Global SmallCap	$39,093	$3	$28,202

Expense Waivers and Reimbursements

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended June 30, 2016, the amounts waived were as follows:

	EuroFund	Global SmallCap
Amount waived	$571	$4,316

For the year ended June 30, 2016, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
EuroFund	$2,267	$2,681	—	$199	$14	$5,161
Global SmallCap	$2,660	$4,624	$14	$3,022	$249	$10,569

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

ANNUAL REPORT	JUNE 30, 2016	37

Notes to Financial Statements (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended June 30, 2016, each Fund paid BIM the following amounts for securities lending agent services:

EuroFund	Global SmallCap
$302	$282,455

Officers and Directors

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

Other Transactions

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
EuroFund	$261,770	$1,162,734	$27,889
Global SmallCap	$11,693,710	$2,008,601	$(841,442)

6. Purchases and Sales:

For the year ended June 30, 2016, purchases and sales of investments excluding short-term securities were as follows:

	EuroFund	Global SmallCap
Purchases	$421,377,188	$690,023,132
Sales	$495,450,281	$772,230,432

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

	EuroFund	Global SmallCap
Undistributed (distributions in excess of) net investment income	$38,382	$2,562,603
Accumulated net realized loss	$(38,382)	$(2,562,603)

38	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		EuroFund	Global SmallCap
Ordinary income	6/30/16	$6,742,504	—
	6/30/15	$12,292,752	$46,572,241
Long-term capital gains	6/30/16	—	$47,835,479
	6/30/15	—	$113,480,153

Total	6/30/16	$6,742,504	$47,835,479

	6/30/15	$12,292,752	$160,052,394

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	EuroFund	Global SmallCap
Undistributed ordinary income	$6,542,736	$324,416
Capital loss carryforwards	(141,676,043)	—
Net unrealized gains (losses)[1]	(1,868,973)	31,558,222
Qualified late-year losses[2]	—	(24,037,135)

Total	$(137,002,280)	$7,845,503

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[2]	Global SmallCap has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2016, EuroFund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June,	EuroFund
No expiration date[3]	$51,879,429
2017	3,846,553
2018	85,950,061

Total	$141,676,043

[3]	Must be utilized prior to losses subject to expiration.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	EuroFund	Global SmallCap
Tax cost	$353,016,363	$961,936,689

Gross unrealized appreciation	$23,926,054	$154,193,113
Gross unrealized depreciation	(25,743,000)	(122,820,508)

Net unrealized appreciation (depreciation)	$(1,816,946)	$31,372,605

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2016, the Funds did not borrow under the credit agreement.

ANNUAL REPORT	JUNE 30, 2016	39

Notes to Financial Statements (continued)

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, they assume the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

EuroFund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom has voted to withdraw from the European Union on June 23, 2016, which may introduce significant new uncertainties and instability in the financial markets across Europe.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2016		Year Ended June 30, 2015
EuroFund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,127,830	$16,115,553	9,413,729	$152,763,697
Shares issued in reinvestment of distributions	189,648	2,672,138	492,169	7,052,700
Shares redeemed	(3,314,255)	(47,088,894)	(6,884,957)	(108,231,919)

Net increase (decrease)	(1,996,777)	$(28,301,203)	3,020,941	$51,584,478

Investor A
Shares sold	3,150,016	$45,007,926	8,095,239	$126,015,479
Shares issued in reinvestment of distributions	232,920	3,221,307	253,377	3,569,808
Shares redeemed	(6,628,166)	(93,410,491)	(3,309,727)	(50,043,050)

Net increase (decrease)	(3,245,230)	$(45,181,258)	5,038,889	$79,542,237

40	ANNUAL REPORT	JUNE 30, 2016

Notes to Financial Statements (continued)

	Year Ended June 30, 2016		Year Ended June 30, 2015
EuroFund (continued)	Shares	Amount	Shares	Amount
Investor C
Shares sold	263,329	$2,713,950	487,106	$5,245,801
Shares issued in reinvestment of distributions	19,636	192,629	40,855	410,575
Shares redeemed	(458,589)	(4,472,969)	(719,794)	(7,649,825)

Net decrease	(175,624)	$(1,566,390)	(191,833)	$(1,993,449)

Class R
Shares sold	31,182	$335,357	73,567	$837,099
Shares issued in reinvestment of distributions	1,644	17,357	2,689	29,064
Shares redeemed	(42,247)	(439,686)	(96,831)	(1,103,166)

Net decrease	(9,421)	$(86,972)	(20,575)	$(237,003)

Total Net Increase (Decrease)	(5,427,052)	$(75,135,823)	7,847,422	$128,896,263

	Year Ended June 30, 2016		Year Ended June 30, 2015
Global SmallCap	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,138,670	$128,244,016	3,759,262	$101,806,319
Shares issued in reinvestment of distributions	426,656	9,258,442	1,438,466	34,134,551
Shares redeemed	(5,435,345)	(119,741,638)	(5,293,193)	(138,781,007)

Net increase (decrease)	1,129,981	$17,760,820	(95,465)	$(2,840,137)

Investor A
Shares sold	3,722,233	$80,726,331	4,352,168	$114,243,644
Shares issued in reinvestment of distributions	925,894	19,341,922	2,665,903	61,207,844
Shares redeemed	(5,491,709)	(117,605,482)	(5,353,423)	(139,031,234)

Net increase (decrease)	(843,582)	$(17,537,229)	1,664,648	$36,420,254

Investor B
Shares sold	199	$4,033	8,687	$224,215
Shares issued in reinvestment of distributions	3,433	65,985	19,602	419,890
Shares redeemed	(36,574)	(724,692)	(107,867)	(2,610,051)

Net decrease	(32,942)	$(654,674)	(79,578)	$(1,965,946)

Investor C
Shares sold	2,180,378	$40,812,950	2,423,033	$55,817,938
Shares issued in reinvestment of distributions	779,383	14,130,223	2,179,352	44,108,405
Shares redeemed	(3,990,504)	(74,339,301)	(2,991,313)	(68,468,383)

Net increase (decrease)	(1,030,743)	$(19,396,128)	1,611,072	$31,457,960

Class R
Shares sold	385,174	$7,728,944	274,501	$6,795,070
Shares issued in reinvestment of distributions	61,633	1,196,295	187,426	4,027,774
Shares redeemed	(482,160)	(9,734,197)	(543,044)	(13,336,078)

Net decrease	(35,353)	$(808,958)	(81,117)	$(2,513,234)

Total Net Increase (Decrease)	(812,639)	$(20,636,169)	3,019,560	$60,558,897

ANNUAL REPORT	JUNE 30, 2016	41

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	ANNUAL REPORT	JUNE 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees/Directors and Shareholders of BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc., (collectively, the “Funds”) as of June 30, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, brokers and other financial intermediaries; when replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc., as of June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2016

Important Tax Information (Unaudited)

During the fiscal year ended June 30, 2016, the following information is provided with respect to the ordinary income distribution paid by EuroFund:

	Payable Date	EuroFund
Qualified Dividend Income for Individuals	12/16/15	100%	[1]
Dividends Qualifying for the Dividend
Received Deduction for Corporations	12/16/15	—
Foreign Source Income	12/16/15	100%	[1]
Foreign Taxes Paid Per Share[2]	12/16/15	$0.032974

[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[2]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid

Additionally, Global SmallCap Fund distributed long-term capital gains of $1.101487 per share to shareholders of record on December 14, 2015.

ANNUAL REPORT	JUNE 30, 2016	43

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock EuroFund (the “EuroFund”) and the Board of Directors of BlackRock Global SmallCap Fund, Inc. (the “Global SmallCap Fund”) (each a “Fund,” and collectively, the “Funds”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of each Fund’s investment advisory agreement (the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the EuroFund. The Manager and, with respect to EuroFund, the Sub-Advisor are referred to herein as “BlackRock”. The Advisory Agreements and, with respect to the EuroFund, the Sub-Advisory Agreement are referred to herein as the “Agreements”.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of any Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and

44	ANNUAL REPORT	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Advisory Agreements and, with respect to the EuroFund, the Sub-Advisory Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the EuroFund, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JUNE 30, 2016	45

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the EuroFund ranked in the fourth, fourth and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the EuroFund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the EuroFund’s investment performance. Discussions covered topics such as: investment risks undertaken by the EuroFund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

The Board noted that for the one-, three- and five-year periods reported, the Global SmallCap Fund ranked in the third, third, and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Global SmallCap Fund’s underperformance during the one- and three-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Global SmallCap Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Global SmallCap Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

46	ANNUAL REPORT	JUNE 30, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the EuroFund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board additionally noted that the EuroFund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that the Global SmallCap Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Global SmallCap Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

ANNUAL REPORT	JUNE 30, 2016	47

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2017, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the EuroFund, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48	ANNUAL REPORT	JUNE 30, 2016

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (tele- communications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2002	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

ANNUAL REPORT	JUNE 30, 2016	49

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	135 RICs consisting of 235 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or, in the case of an Independent Director, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Funds. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]   Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Funds based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director.

50	ANNUAL REPORT	JUNE 30, 2016

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 6, 2016, Valerie G. Brown resigned as a Director of the Funds.

Effective May 10, 2016, Kenneth A. Froot resigned as a Director of the Funds.

On June 2, 2016, the Board appointed Henry R. Keizer as a Director of the Funds, effective July 28, 2016.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock International Limited[1] Edinburgh, EH3 8BL, United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

[1]	For EuroFund only.

ANNUAL REPORT	JUNE 30, 2016	51

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

52	ANNUAL REPORT	JUNE 30, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JUNE 30, 2016	53

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EGSC-6/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global SmallCap Fund, Inc.	$38,088	$38,088	$0	$0	$14,127	$14,127	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

3

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global SmallCap Fund, Inc.	$14,127	$14,127

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous
Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b)     Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global SmallCap Fund, Inc.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global SmallCap Fund, Inc.

Date: September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global SmallCap Fund, Inc.

Date: September 2, 2016

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global SmallCap Fund, Inc.

Date: September 2, 2016

5